Exhibit (c)(3)
Petroleum Development Corporation November 2010 in its Capacity as Managing General Partner of PDC 2005-A LP PDC 2005-A Discussion Materials for the Special Transaction Committee of the Board of Directors Confidential w w w . H L . c o m U . S . 8 0 0 . 7 8 8 . 5 3 0 0 E u r o p e + 4 4 . 2 0 . 7 8 3 9 . 3 3 5 5 H o n g K o n g + 8 5 2 . 3 5 5 1 . 2 3 0 0 J a p a n + 8 1 . 3 . 4 5 7 7 . 6 0 0 0 Los Angeles • New York • Chicago • San Francisco • Minneapolis • Washington, D.C. • Dallas • Atlanta • London • Paris • Frankfurt • Hong Kong • Tokyo • Beijing

Petroleum Development Table of Contents Corporation Tab Transaction Background 1 Financial Analysis 2 Appendix 1

Petroleum Development Disclaimer Corporation This presentation, and any supplemental information (written or oral) or other documents provided in connection therewith (collectively, the “materials”), are provided solely for the information of the Special Transaction Committee of the Board of Directors (the “Committee”) of Petroleum Development Corporation, a Nevada corporation (the “Company”) by Houlihan Lokey in connection with the Committee’s consideration of a potential transaction (the “Transaction”) involving the Company and PDC 2005-A Limited Partnership (the “Partnership”). This presentation is incomplete without reference to, and should be considered in conjunction with, any supplemental information provided by and discussions with Houlihan Lokey in connection therewith. Any defined terms used herein shall have the meanings set forth herein, even if such defined terms have been given different meanings elsewhere in the materials. The materials are for discussion purposes only and may not be relied upon by any person or entity for any purpose except as expressly permitted by Houlihan Lokey’s engagement letter. The materials were prepared for specific persons familiar with the business and affairs of the Company for use in a specific context and were not prepared with a view to public disclosure or to conform with any disclosure standards under any state, federal or international securities laws or other laws, rules or regulations, and neither the Committee, the Company nor Houlihan Lokey takes any responsibility for the use of the materials by persons other than the Committee. The materials are provided on a confidential basis solely for the information of the Committee and may not be disclosed, summarized, reproduced, disseminated or quoted or otherwise referred to, in whole or in part, without Houlihan Lokey’s express prior written consent. Notwithstanding anything to the contrary set forth herein, Houlihan Lokey imposes no restrictions on the disclosure by the Company (including any of its employees, representatives or agents) of the tax treatment or tax structure of any transaction, including those portions of any materials containing such information that are provided by Houlihan Lokey to the Company; provided, however, that (a) any such information and materials shall be kept confidential to the extent necessary to comply with any applicable securities laws, and (b) the foregoing does not constitute an authorization to disclose (i) the name of, or other information that would identify, any party to any transaction, or (ii) confidential commercial, financial or structural information regarding any transaction, except to the extent relating to such tax treatment or tax structure. If the Company plans to disclose information or materials pursuant to the preceding sentence the Company shall inform those to whom it discloses any such information or materials that they may not rely upon such information or materials for any purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey is not an expert on, and nothing contained in the materials should be construed as advice with regard to, legal, accounting, regulatory, insurance, tax or other specialist matters. Houlihan Lokey’s role in reviewing any information is limited solely to performing such a review as it shall deem necessary to support its own advice and analysis and shall not be on behalf of the Committee. Any statement contained in the materials as to tax matters was neither written nor intended by Houlihan Lokey or any of its affiliates to be used, and cannot be used by any taxpayer, for the purpose of avoiding tax penalties that may be imposed on such taxpayer. If any person uses or refers to any such tax statement in promoting, marketing or recommending a partnership or other entity, investment plan or arrangement to any taxpayer, then such statement is being delivered to support the promotion or marketing of the transa ction or matter addressed and such person should seek advice based on its particular circumstances from an independent tax advisor. The materials necessarily are based on financial, economic, market and other conditions as in effect on, and the information available to Houlihan Lokey as of, the date of the materials. Although subsequent developments may affect the contents of the materials, Houlihan Lokey has not undertaken, and is under no obligation, to update, revise or reaffirm the materials, except as expressly contemplated by Houlihan Lokey’s engagement letter. The materials are not intended to provide the sole basis for evaluation of the Transaction and do not purport to contain all information that may be required. The materials do not address the underlying business decision of the Company or any other party to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or any other party. The materials do not constitute any opinion, nor do the materials constitute a recommendation to the Committee, any security holder of the Company or any other person as to how to vote or act with respect to any matter relating to the Transaction or whether to buy or sell any assets or securities of any company. Houlihan Lokey’s only opinion is the opinion, if any, that is actually delivered to the Committee. The materials may not reflect information known to other professionals in other business areas of Houlihan Lokey and its affiliates. The preparation of the materials was a complex process involving quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of these methods to the unique facts and circumstances presented and, therefore, is not readily susceptible to partial analysis or summary description. Furthermore, Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, the analyses contained in the materials must be considered as a whole. Selecting portions of the analyses, analytic methods and factors without considering all analyses and factors could create a misleading or incomplete view. The materials reflect judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the participants in the Transaction. Any estimates of value contained in the materials are not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which any assets, businesses or securities may actually be sold. In preparing the materials, Houlihan Lokey has not conducted any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Partnership or any other party and has no obligation to evaluate the solvency of the Partnership or any other party under any law. 2

Petroleum Development Disclaimer Corporation All budgets, projections, estimates, financial analyses, reports and other information with respect to operations (including estimates of potential cost savings and expenses) reflected in the materials have been prepared by management of the relevant party or are derived from such budgets, projections, estimates, financial analyses, reports and other information or from other sources, which involve numerous and significant subjective determinations made by management of the relevant party and/or which such management has reviewed and found reasonable. The budgets, projections and estimates contained in the materials may or may not be achieved and differences between projected results and those actually achieved may be material. Houlihan Lokey has relied upon representations made by management of the Company and other participants in the Transaction that such budgets, projections and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management (or, with respect to information obtained from public sources, represent reasonable estimates), and Houlihan Lokey expresses no opinion with respect to such budgets, projections or estimates or the assumptions on which they are based. The scope of the financial analysis contained herein is based on discussions with the Company (including, without limitation, regarding the methodologies to be utilized), and Houlihan Lokey does not make any representation, express or implied, as to the sufficiency or adequacy of such financial analysis or the scope thereof for any particular purpose. Houlihan Lokey has assumed and relied upon the accuracy and completeness of the financial and other information provided to, discussed with or reviewed by it without (and without assuming responsibility for) independent verification of such information, makes no representation or warranty (express or implied) in respect of the accuracy or completeness of such information and has further relied upon the assurances of the Company and other participants in the Transaction that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. In addition, Houlihan Lokey has relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Partnership or any other participant in the Transaction since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses, and that the final forms of any draft documents reviewed by Houlihan Lokey will not differ in any material respect from such draft documents. The materials are not an offer to sell or a solicitation of an indication of interest to purchase any security, option, commodity, future, loan or currency. The materials do not constitute a commitment by Houlihan Lokey or any of its affiliates to underwrite, subscribe for or place any securities, to extend or arrange credit, or to provide any other services. In the ordinary course of business, certain of Houlihan Lokey’s affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, one or more parties that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction. Houlihan Lokey provides mergers and acquisitions, restructuring and other advisory services to clients. Houlihan Lokey’s personnel may make statements or provide advice that is contrary to information contained in the materials. Houlihan Lokey’s or its affiliates’ proprietary interests may conflict with the Company’s interests. Houlihan Lokey may have advised, may seek to advise and may in the future advise companies mentioned in the materials. 3

Transaction Background

Transaction Summary of Transaction Terms Background Relevant Parties: Aggregate Transaction Consideration of Proposed Transaction: Petroleum Development Corporation (the “Company”) $13.760 million in cash DP 2004 Merger Sub, LLC (“Merger Sub”) Per LP interest transaction consideration of $7,000 in cash PDC 2005-A Limited Partnership (the “Partnership”) Form of Consideration: Financing: Cash Cash on hand and / or the Company’s revolving credit facility Form of Transaction: Voting: Merger Majority of the outstanding limited partnership interest other than the LP interest held by the Company This summary is intended only as an overview of selected terms and is not intended to cover all terms or details of the Transaction. Source: Draft, dated November 5, 2010, of the Agreement and Plan of Merger by and among the Company, Merger Sub and the Partnership. 5

Transaction Summary of Transaction Terms Background Relevant Parties: Aggregate Transaction Consideration of Proposed Transaction: Petroleum Development Corporation (the “Company”) $13.760 million in cash DP 2004 Merger Sub, LLC (“Merger Sub”) Per LP interest transaction consideration of $7,000 in cash PDC 2005-A Limited Partnership (the “Partnership”) Form of Consideration: Financing: Cash Cash on hand and / or the Company’s revolving credit facility Form of Transaction: Voting: Merger Majority of the outstanding limited partnership interest other than the LP interest held by the Company This summary is intended only as an overview of selected terms and is not intended to cover all terms or details of the Transaction. Source: Draft, dated November 5, 2010, of the Agreement and Plan of Merger by and among the Company, Merger Sub and the Partnership. 5

Transaction Summary of Transaction Terms Background Relevant Parties: Aggregate Transaction Consideration of Proposed Transaction: Petroleum Development Corporation (the “Company”) $13.760 million in cash DP 2004 Merger Sub, LLC (“Merger Sub”) Per LP interest transaction consideration of $7,000 in cash PDC 2005-A Limited Partnership (the “Partnership”) Form of Consideration: Financing: Cash Cash on hand and / or the Company’s revolving credit facility Form of Transaction: Voting: Merger Majority of the outstanding limited partnership interest other than the LP interest held by the Company This summary is intended only as an overview of selected terms and is not intended to cover all terms or details of the Transaction. Source: Draft, dated November 5, 2010, of the Agreement and Plan of Merger by and among the Company, Merger Sub and the Partnership. 5

Financial Analysis

Financial Analysis Financial Analysis Summary LP Interest Valuation Reference Range1 $15,000 0000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000 0000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000000 00000000000000000000000000000000 $13,000 $11,000 Interest $9,844 $9,272 LP $8,949 Per $9,000 $8,113 Price $8,054 $7,049 $6,604 $6,503 $7,000 $7,159 $6,954 Proposed Transaction Consideration $6,260 $5,795 of $7,000 per LP Interest $5,588 $5,000 $5,419 $3,000 Proved + Probable Proved Reserves LTM Daily Production 2010E EBITDA 2011E EBITDA Proved Reserves LTM Daily Production 14.0% — 17.0% Discount $1.25 — $1.75 $8.00 — $11.00 5.50x — 6.50x 5.00x — 6.00x $1.50 — $2.00 $9.00 — $10.00 Rate ($/Mcfe) ($/MMcfre/d) ($/Mcfe) ($/MMcfe/d) DCF Analysis (2) Selected Transactions Analysis (3) Selected Companies Analysis (3) (1) No particular weight was attributed to any analysis. Houlihan Lokey’s analysis assumes tax rate of 0% per Company management. (2) Figures assume risked proved reserves and production — all properties. (3) Statistic / Representative Levels are based on un-risked figures per the Ryder Scott Reserve Report. Note: Risking for prove n reserves — Proved Developed Producing (PDP): 100%, Proved Undeveloped (PUD): 75%. 9

Financial Analysis Financial Analyses Summary Multiples Summary of Selected Multiples1 Statistic / Selected Implied Value Reference Representative Multiples Range Per LP Interest(4) Financial Metric Levels(2) Low High Low High Discounted Cash Flow Analysis(3): Discount rate of 14% — 17% $6,260 $7,049 Selected Transaction Analysis: Enterprise Value / Proved reserves(5) ($/Mcfe) 11.6 Bcfe $1.25 $1.75 $5,795 $8,113 Enterprise Value / LTM Daily production(6) ($/Mcfe/d) 2.2 MMcfe/d $8.00 $11.00 $7,159 $9,844 Selected Companies Analysis: Enterprise Value / ‘10 EBITDA (Multiple) $2.5 MM 5.50x 6.50x $5,588 $6,604 Enterprise Value / ‘11 EBITDA (Multiple) $2.7 MM 5.00x 6.00x $5,419 $6,503 Enterprise Value / Proved reserves(5) ($/Mcfe) 11.6 Bcfe $1.50 $2.00 $6,954 $9,272 Enterprise Value / LTM Daily production(6) ($/Mcfe/d) 2.2 MMcfe/d $9.00 $10.00 $8,054 $8,949 (1) No particular weight was attributed to any analysis. (2) Statistic / Representative Levels are based on un-risked figures per the Ryder Scott Reserve Report. (3) Figures assume risked proved reserves and production — all properties. (4) Based on 78.7% ownership of the Partnership with LP interests outstanding and not owned by PDC of 1,965.66 detailed on page 7. (5) Per Company filings. (6) Estimated production is calculated based on the trailing twelve month period using the December 31, 2009 Form 10-K and September 30, 2010 Form 10-Q. Note: Risking for proven reserves — PDP: 100%, PUD: 75%. Note: Mmcfe = millions of cubic feet equivalent of gas. Mcfe = thousands of cubic feet equivalent of gas. Mcfe/d = thousands of cubic feet equivalent of gas per day. 10

Financial Analysis Discounted Cash Flows Analysis Cash Flow Analysis1 (dollars in millions, except per unit values) Historical Cash Flows Projected FYE Cash Flows 2006A 2007A 2008A 2009A 2Mo. ‘10E(2) 2011E 2012E 2013E 2014E Revenue $16.2 $8.0 $7.4 $3.3 $0.6 $3.8 $4.0 $6.0 $6.8 Revenue Growth % 39.7% -50.8% -7.2% -55.9% 1.1% 5.3% 50.2% 13.4% Effect of Hedges3 $1.4 ($0.7) $3.0 ($1.1) $0.1 $0.2 $0.1 $0.1 $0.0 Production Costs (1.7) (1.9) (1.9) (1.5) (0.2) (1.0) (0.9) (1.0) (1.0) General & Administrative Costs (0.2) (0.1) (0.3) (0.4) (0.0) (0.2) (0.2) (0.2) (0.2) Accretion of Asset Retirement Obligations (0.0) (0.0) (0.0) (0.0) 0.0 0.0 0.0 0.0 0.0 Add: Unrealized loss (gain) on derivative transactions (1.0) 1.1 (2.8) 3.6 EBITDA $14.7 $6.5 $5.4 $3.8 $0.5 $2.8 $2.9 $4.8 $5.6 EBITDA Margin % 90.3% 80.9% 72.7% 117.6% 76.8% 74.2% 74.1% 81.0% 82.4% Depreciation and Amortization (6.3) (3.7) (2.9) (3.5) (1.3) (1.2) (1.2) (1.4) (1.8) EBIT $8.3 $2.7 $2.5 $0.3 ($0.8) $1.6 $1.8 $3.4 $3.8 Taxes4 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Unlevered Earnings $8.3 $2.7 $2.5 $0.3 ($0.8) $1.6 $1.8 $3.4 $3.8 Depreciation and Amortization 6.3 3.7 2.9 3.5 1.3 1.2 1.2 1.4 1.8 Change in Working Capital 2.9 1.3 0.4 (0.1) 0.0 0.0 0.0 0.0 0.0 Capital Expenditures 0.0 0.0 (0.0) (0.0) 0.0 (0.5) (0.4) (2.4) (0.9) Unlevered Free Cash Flows $17.6 $7.8 $5.7 $3.7 $0.5 $2.3 $2.5 $2.4 $4.7 Change in Working Capital (2.9) (1.3) (0.4) 0.1 0.0 0.0 0.0 0.0 0.0 Distributable Cash Flow $14.7 $6.5 $5.4 $3.8 $0.5 $2.3 $2.5 $2.4 $4.7 Distributions to LP Units 13.8 5.9 4.8 4.1 0.5 1.8 2.0 1.9 3.8 Distributions to GP 3.4 1.5 1.2 1.0 (0.0) 0.5 0.5 0.5 0.9 Total Distributed Cash Flow $17.2 $7.3 $6.0 $5.1 $0.5 $2.3 $2.5 $2.4 $4.7 Coverage Ratio 0.9x 0.9x 0.9x 0.7x 1.0x 1.0x 1.0x 1.0x 1.0x Payout Ratio 117.3% 113.6% 111.4% 134.9% 100.0% 100.0% 100.0% 100.0% 100.0% Present Value of Present Value of Implied Implied Distributable Distributable Total Value Per Cash Flows Cash Flows Enterprise LP Discount Rate 2010E — 2014E 2015E — REM Value Interest(5) 13.0% $9.4 $9.0 $18.4 $7,353 14.0% $9.2 $8.4 $17.6 $7,049 15.5% $8.9 + $7.6 = $16.6 $6,633 17.0% $8.7 $6.9 $15.6 $6,260 (1) Assumes Transaction is consummated on November 1, 2010; Mid-year convention applied. Refer to WACC calculation in the Appendix for derivation of discount rate. (2) Represents a 2-month period from November 1, 2010 to December 31, 2010. (3) For hedging summary see Appendix. (4) Represents a 0.0% tax-rate per management. (5) Based on December 31, 2009 outstanding LP interests and GP interest hypothetically converted to LP interests according to the effective GP interest, per public filings. See page 7 for calculation. 11

Financial Analysis Selected Transactions Analysis Summary1 Summary of Selected Multiples Statistic / Selected Implied Value Reference Representative Multiples Range Per LP Interest(3) Financial Metric Levels(2) Low High Low High Selected Transaction Analysis: Enterprise Value / Proved reserves(4) ($/Mcfe) 11.6 Bcfe $1.25 $1.75 $5,795 $8,113 Enterprise Value / LTM Daily production(5) ($/Mcfe/d) 2.2 MMcfe/d $8.00 $11.00 $7,159 $9,844 (1) No particular weight was attributed to any analysis. (2) Statistic / Representative Level are based on un-risked figures per the Ryder Scott Reserve Report. (3) Based on 78.7% ownership of the Partnership with LP interests outstanding and not owned by PDC of 1,965.66 detailed on page 7. (4) Per Company filings. (5) Estimated production is calculated based on the trailing twelve month period using the December 31, 2009 Form 10-K and September 30, 2010 Form 10-Q. Note: Risking for proven reserves — PDP: 100%, PUD: 75%. Note: Mmcfe = millions of cubic feet equivalent of gas. Mcfe = thousands of cubic feet equivalent of gas. Mcfe/d = thousands of cubic feet equivalent of gas per day 12

Financial Analysis Selected Transactions Analysis(1) Transaction Value(2) / Transaction Proved(3) Dly. Prod.(4) Announced Buyer Seller Value(2) ($/Mcfe) ($/MMcfe/d) 9/23/2010 NorthWestern Corporation Undisclosed private company $11 $1.50 $8.36 9/15/2010 Denbury Resources Incorporated Undisclosed $115 $0.08 7/21/2010 Double Eagle Petroleum Company SM Energy Company $8 $0.87 6/29/2010 Enerplus Resources Fund Undisclosed $108 $10.00 5/13/2010 China Investment Corporation Ltd Penn West Energy Trust $592 $4.16 $13.45 5/13/2010 Gulfport Energy Corporation Undisclosed private company $8 $1.44 $28.70 3/18/2010 Opon International LLC Delta Petroleum Corporation(5) $400 $1.33 $9.73 1/5/2010 Noble Energy Incorporated Suncor Energy Incorporated $494 $1.22 $6.38 11/9/2009 Rise Energy Ltd Teton Energy Corporation $19 $0.71 $2.94 8/10/2009 Williams Companies Inc Orion Energy Partners $258 $0.65 $4.03 4/23/2009 Puckett Land Company Teton Energy Corporation $10 $2.51 4/2/2009 Noble Energy Incorporated Teton Energy Corporation $4 $1.33 3/3/2009 Undisclosed Berry Petroleum Company $154 $1.11 $7.78 2/23/2009 Longview Fund LP South Texas Oil Company $10 $3.20 $38.58 10/10/2008 SandRidge Energy Inc Tom L Ward $60 $1.40 9/25/2008 Occidental Petroleum Corporation Plains Exploration & Production Co $1,250 $2.26 $16.07 12/31/2007 Tracinda Corp Delta Petroleum Corporation $585 $1.59 $10.25 12/17/2007 Occidental Petroleum Corporation Plains Exploration & Production Co $1,550 $2.81 $19.14 9/26/2007 Teton Energy Corporation Delta Petroleum Corporation $38 $5.00 9/26/2007 Delta Petroleum Corporation Teton Energy Corporation $38 $15.20 5/14/2007 Newfield Exploration Company Stone Energy Corporation $578 $2.63 $13.14 4/18/2007 Plains Exploration & Production Co Laramie Energy LLC $945 $2.13 $22.69 1/7/2007 Forest Oil Corporation The Houston Exploration Company $1,827 $2.42 $7.84 12/31/2006 Quantum Resources Management LLC Pioneer Natural Resources Company $5 $1.48 $8.71 12/12/2006 Petroleum Development Corporation EXCO Resources Incorporated $133 $3.64 10/20/2006 Petroleum Development Corporation Unioil $17 $3.40 $23.13 8/9/2006 Black Hills Corporation Undisclosed $24 $1.04 $17.11 7/20/2006 Marathon Oil Corporation Petroleum Development Corporation $354 $1.97 6/12/2006 JANA Partners LLC The Houston Exploration Company $1,890 $2.70 $8.98 5/10/2006 Individual Investor SandRidge Energy Inc $572 $1.85 $19.05 3/9/2006 Black Hills Corporation Koch Exploration Company; Koch Industries Inc $51 $1.27 $26.50 2/22/2006 Citation Oil & Gas Corporation Meritage Energy Partners LLC $62 $1.28 $8.20 2/9/2006 Noble Energy Incorporated United States Exploration Inc $411 $1.22 $15.12 1/27/2006 Berry Petroleum Company Undisclosed private company $159 $3.19 $83.00 11/16/2005 Texas American Resources Company Undisclosed $70 $1.24 $11.67 10/31/2005 Hilcorp Energy Company; Undisclosed Kerr-McGee Corporation $243 $1.49 $8.05 High $1,890 $4.16 $83.00 Mean $363 $1.84 $14.83 Median $124 $1.49 $10.13 Low $4 $0.08 $1.33 Multiples Summary for High $70 $3.40 $38.58 Transactions Under $100 Mean $27 $1.57 $14.14 Median $18 $1.34 $10.19 million(6) Low $4 $0.71 $1.33 (1) No transaction used in this analysis for comparative purposes is identical to the Transaction. (2) Transaction Value refers to implied enterprise value of target company or target assets, based on the announced transaction equity price and other public information available at the time of the announcement. (3) Based on proved reserves announced in transaction filing. (4) Based on production announced in transaction filing (5) Assumes $50 million warrant value and Herold’s valuation of $298 million for the 2P reserves. (6) Highlighted Transaction are under $100 million in transaction value. 13 Source: John S. Herold.

Financial Analysis Comparable Companies Analysis Summary Summary of Selected Multiples1 Statistic / Selected Implied Value Reference Representative Multiples Range Per LP Interest(3) Financial Metric Levels(2) Low High Low High Selected Companies Analysis: Enterprise Value / ‘10 EBITDA (Multiple) $2.5 MM 5.50x 6.50x $5,588 $6,604 Enterprise Value / ‘11 EBITDA (Multiple) $2.7 MM 5.00x 6.00x $5,419 $6,503 Enterprise Value / Proved reserves(4) ($/Mcfe) 11.6 Bcfe $1.50 $2.00 $6,954 $9,272 Enterprise Value / LTM Daily production(5) ($/Mcfe/d) 2.2 MMcfe/d $9.00 $10.00 $8,054 $8,949 (1) No particular weight was attributed to any analysis. (2) Statistic / Representative Level are based on un-risked figures per the Ryder Scott Reserve Report. (3) Based on 78.7% ownership of the Partnership with LP interests outstanding and not owned by PDC of 1,965.66 detailed on page 7. (4) Per Company filings. (5) Estimated production is calculated based on the trailing twelve month period using the December 31, 2009 Form 10-K and September 30, 2010 Form 10-Q. Note: Risking for proven reserves — PDP: 100%, PUD: 75%. Note: Mmcfe = millions of cubic feet equivalent of gas. Mcfe = thousands of cubic feet equivalent of gas. Mcfe/d = thousands of cubic feet equivalent of gas per day 14

Financial Analysis Selected Companies Analysis1,2 Selected Comparable Multiples 11/8/2010 12/31/2009 Enterprise Value(3)/ Stock % 52 wk Dividend Equity Enterprise Reserves(4) % % EBITDA(5) Reserves(4) Dly. Prod.(4) Companies Price(6) high(6) Yield(7) value(6,8) value(3) (Bcfe) Gas(4) PUD(4) R/P(4) ‘10E(9) ‘11E(9) ($/Mcfe) ($/Mmcfe/d) Cabot Oil & Gas Corporation $32.54 70% 0.4% 3,425 4,482 2,060 98% 36% 20.0 7.5x 7.8x $2.18 $15.89 Berry Petroleum Co. 37.93 99% 0.8% 2,080 2,958 1,412 45% 47% 21.5 7.7x 6.5x 2.10 16.41 Bill Barrett Corp. 38.40 97% 0.0% 1,805 2,135 965 95% 50% 10.7 4.3x 4.7x 2.21 8.68 Warren Resources Inc. 4.13 92% 0.0% 298 370 124 51% 22% 12.9 8.6x 8.6x 2.98 14.05 Gasco Energy Inc. 0.36 61% 0.0% 42 63 47 94% 0% 10.4 NA NA 1.35 5.11 Double Eagle Petroleum Co. 4.76 86% 0.0% 53 122 92 97% 29% 9.9 NA NA 1.32 4.77 Petroleum Development Corporation $37.74 97% 0.0% 733 1,023 717 85% 59% 16.6 6.2x 5.7x $1.43 $8.62 Low 61% 0.0% $42 $63 47 45% 0% 9.9 4.3x 4.7x $1.32 $4.77 High 99% 0.8% $3,425 $4,482 2,060 98% 59% 21.5 8.6x 8.6x $2.98 $16.41 Median 92% 0.0% $733 $1,023 717 94% 36% 12.9 7.5x 6.5x $2.10 $8.68 Mean 86% 0.2% $1,205 $1,593 774 81% 34% 14.6 6.9x 6.7x $1.94 $10.50 (1) No company used in this analysis for comparative purposes is identical to the Partnership. (2) Although Delta Petroleum has similar assets to the Partnership, they were excluded due to its lack of comparable financial situation (3) Enterprise Value equals equity market value + debt outstanding + preferred stock + minority interest — cash and cash equivalents. (4) Reserves refers to proved reserves from the most recently published 10-K.. (5) EBITDA refers to Earnings Before Interest, Taxes, Depreciation & Amortization.. (6) Based on closing prices as of November 8, 2010. (7) Equals the most recent distribution annualized and divided by the current stock price. (8) Based on fully diluted shares. (9) Multiples based on forward looking financial information may have been calendarized. NA: refers to not available Sources: Capital IQ, public filings, and Bloomberg. 15

Appendix

Appendix Weighted Average Cost of Capital Calculation (dollars in millions) Equity Debt to Debt Preferred Market Value Preferred Equity Market Total Equity Market to Total Stock to Total to Total Debt1 Stock2 Value3 Capitalization4 Value Capitalization Capitalization Capitalization Berry Petroleum Co. $878.3 $0.0 $2,079.7 # $2,958.0 # 42.2% 29.7% 0.0% 70.3% Bill Barrett Corp. 402.5 0.0 1,804.5 # 2,207.0 # 22.3% 18.2% 0.0% 81.8% Gasco Energy Inc. 24.8 0.3 41.9 # 66.9 # 59.2% 37.0% 0.5% 62.5% Warren Resources Inc. 87.4 0.1 298.5 # 386.0 # 29.3% 22.6% 0.0% 77.3% Cabot Oil & Gas Corporation 1,095.0 0.0 3,424.6 # 4,519.6 # 32.0% 24.2% 0.0% 75.8% Double Eagle Petroleum Co. 34.7 38.0 53.0 # 125.7 # 65.4% 27.6% 30.2% 42.2% Petroleum Development Corporation 302.4 0.0 733.2 # 1,035.6 # 41.2% 29.2% 0.0% 70.8% Breitburn Energy Partners L.P. 516.0 0.0 1,098.2 # 1,614.2 # 47.0% 32.0% 0.0% 68.0% EV Energy Partners LP 334.0 0.0 1,172.9 # 1,506.9 # 28.5% 22.2% 0.0% 77.8% Constellation Energy Partners LLC 172.5 6.7 72.2 # 251.3 # 239.0% 68.6% 2.7% 28.7% Median $318.2 $0.0 $915.7 $1,271.3 41.7% 28.4% 0.0% 70.6% Mean $384.8 $4.5 $1,077.9 $1,467.1 60.6% 31.1% 3.3% 65.5% Cost of Levered Unlevered Equity Risk Size Cost of Cost of Preferred Beta5 Beta6 Premium7 Premium8 Equity9 Debt10 Stock11 WACC12 Berry Petroleum Co. 2.06 1.45 5.25% 1.69% 16.2% 7.7% 0.0% 13.7% Bill Barrett Corp. 1.52 1.24 5.25% 1.69% 13.4% 9.9% 0.0% 12.7% Gasco Energy Inc. 1.33 0.83 5.25% 6.28% 17.0% 3.1% 0.0% 11.7% Warren Resources Inc. 2.04 1.58 5.25% 2.85% 17.2% 3.4% 8.0% 14.1% Cabot Oil & Gas Corporation 1.38 1.05 5.25% 0.85% 11.8% 5.8% 0.0% 10.3% Double Eagle Petroleum Co. 1.71 1.03 5.25% 6.28% 19.0% 4.5% 9.3% 12.0% Petroleum Development Corporation 1.85 1.31 5.25% 1.73% 15.1% 9.2% 0.0% 13.4% Breitburn Energy Partners L.P. 1.03 0.70 5.25% 1.73% 10.8% 2.8% 0.0% 8.2% EV Energy Partners LP 1.52 1.18 5.25% 1.73% 13.4% 3.5% 0.0% 11.2% Constellation Energy Partners LLC 1.62 0.48 5.25% 6.28% 18.5% 5.1% 0.0% 8.8% Median 1.57 1.12 15.7% 4.8% 0.0% 11.9% Mean 1.60 1.08 15.2% 5.5% 1.7% 11.6% 1. Debt amount based on most recent public filing as of 11/08/2010. 2. Preferred stock amount as stated in most recent public filing as of 11/08/2010. 3. Equity market value based on closing price on 11/08/2010 and on reported fully-diluted shares as of 11/08/2010. 4. Total capitalization equal to equity market value + debt outstanding + preferred stock. 5. Based on actual beta per Bloomberg; 5 year weekly as of 11/08/2010. 6. Unlevered Beta = Levered Beta / (1 + ((1 — Tax Rate) * (Debt / Equity Market Value)) + (Preferred Stock / Equity Market Value)). 7. Based on review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials. 8. Morningstar, 2010 Ibbotson Stocks, Bonds, Bills, and Inflation Valuation Yearbook, pages 90-96. 9. Cost of Equity = Risk Free Rate of Return + (Levered Beta * Equity Risk Premium) + Size Premium. Risk Free Rate of Return as of as of 11/08/2010, based on 20-year U.S. Treasury Bond Yield. 10. Based on selected company weighted average interest rate per most recent public filings. 11. Based on selected company weighted average preferred dividend per most recent public filings. 12. Weighted Average Cost of Capital (WACC) = (Cost of Debt * (1 — Tax Rate) * Debt to Total Capitalization) + (Cost of Equity * Equity Market Value to Total Capitalization) + (Cost of Preferred * Preferred Stock to Total Capitalization). See next page for tax rate assumption. 17 Sources: Public filings, CapitalIQ, Bloomberg.

Appendix Weighted Average Cost of Capital Summary Summary Market Assumptions Capital Structure Assumptions Cost of Equity for Computed WACC Risk Free Rate of Return1 3.70% Debt to Equity Market Value5 39.7% Selected Unlevered Beta6 1.12 Equity Risk Premium2 5.25% Debt to Total Capitalization5 28.4% Computed Levered Beta7 1.56 Size Premium3 6.28% Preferred Stock to Total Capitalization5 0.0% Cost of Equity8 18.2% Tax Rate4 0.00% Equity Market Value to Total Capitalization5 71.6% Cost of Debt5 4.8% Cost of Preferred Stock5 0.0% Computed Weighted Average Cost of Capital9 14.4% Company Specific Decile Beta 1.41 Weighted Average Cost of Capital based on PETD Observed Beta10 13.4% Weighted Average Cost of Capital basd on PETD Observed Beta and Partnership Size Premium 11 16.6% Market Assumptions Capital Structure Assumptions Assuming No Debt Cost of Equity for Computed WACC Risk Free Rate of Return1 3.70% Debt to Equity Market Value 0.0% Selected Unlevered Beta6 1.12 Equity Risk Premium2 5.25% Debt to Total Capitalization 0.0% Computed Levered Beta7 1.12 Size Premium3 6.28% Preferred Stock to Total Capitalization 0.0% Cost of Equity8 15.8% Tax Rate4 0.00% Equity Market Value to Total Capitalization 100.0% Cost of Debt 0.0% Cost of Preferred Stock 0.0% Computed Weighted Average Cost of Capital 15.8% Check Selected Company Decile with MM and Trans Approaches Selected Weighted Average Cost of Capital Range 14.0% — - 17.0% 1. Risk Free Rate of Return as of 11/08/2010, based on 20-year U.S. Treasury Bond Yield. 2. Based on a review of studies measuring the historical returns between stocks and bonds, theoretical models such as supply side and demand side models and other materials. 3. Morningstar, 2010 Ibbotson Stocks, Bonds, Bills, and Inflation Valuation Yearbook, pages 90-96. 4. As per Petroleum Development Corporation management. 5. Based on review of corresponding metrics of selected companies listed on previous page. 6. Based on review of selected companies’ unlevered betas listed on previous page. 7. Computed Levered Beta = Selected Unlevered Beta * (1 + ((Debt / Equity Market Value) * (1 — Tax Rate)) + (Preferred Stock / Equity Market Value)). Based on Market and Capital Structure Assumptions. 8. Cost of Equity = Risk Free Rate of Return + (Computed Levered Beta * Equity Risk Premium) + Size Premium. Based on Market Assumptions. 9. Weighted Average Cost of Capital (WACC) = (Cost of Debt * (1 — Tax Rate) * Debt to Total Capitalization) + (Cost of Equity * Equity Market Value to Total Capitalization) + (Cost of Preferred Stock * Preferred Stock to Total Capitalization). Based on “Cost of Equity for Computed WACC” and Market and Capital Structure Assumptions. 10. Represents the Company’s actual cost of capital based on actual observed Beta, cost of debt, size risk premium and capital structure. 11. Represents the Company’s cost of capital based on actual observed Beta, cost of debt, and capital structure, assuming the same size risk premium as the Partnership. 18 Sources: Bloomberg, CapIQ and Company Management

Appendix Hedge Summary Summary of Hedges with Current Strip Pricing as of 11/08/2010 2010 2011 2012 2013 2010 2011 2012 2013 NYMEX Strip — 11/08/2010 West Texas Intermediate ($/BBL) $87.10 $89.39 $91.13 $91.52 $87.10 $89.39 $91.13 $91.52 Henry Hub ($/MMBTU) $4.17 $4.45 $5.06 $5.38 $4.17 $4.45 $5.06 $5.38 CIG Strip — 11/08/2010 West Texas Intermediate ($/BBL) $80.76 $83.06 $84.79 $85.19 $80.76 $83.06 $84.79 $85.19 Henry Hub ($/MMBTU) $3.85 $4.12 $4.73 $5.05 $3.85 $4.12 $4.73 $5.05 Collars Fixed-Price Swaps Natural Gas Natural Gas CIG: NYMEX: Quantity (MMBtu) 23.8 53.6 Quantity (MMBtu) 48.4 372.0 379.1 373.5 Ceiling ($/MMBtu) $9.45 $9.45 Weighted Average Price ($/MMBtu) $6.07 $6.77 $6.98 $7.12 Floor ($/MMBtu) $4.75 $4.75 Expected Cash Flow $92 $864 $728 $650 Cash Flow $22 $34 Oil NYMEX: NYMEX: Quantity (MMBtu) 10.3 21.0 28.6 Quantity (MMbls) 2.2 5.9 Ceiling ($/MMBtu) $8.30 $8.30 $8.27 Weighted Average Price ($/Bbl) $92.96 $70.75 Floor ($/MMBtu) $5.75 $5.75 $6.00 Expected Cash Flow $13 ($111) Cash Flow $16 $27 $27 CIG Basis Protection Swaps Natural Gas Quantity ($/MMBtu) 57.3 393.0 407.7 373.5 Weighted Average Price ($1.88) ($1.88) ($1.88) ($1.88) Expected Cash Flow ($89.1) ($610.8) ($633.6) ($580.4) Total Cash Flow $54 $204 $122 $70 Source: PDC 2005-A December 31, 2009 Form 10-K and September 30, 2010 Form 10-Q. 19

Appendix Hedge Summary (continued) 2010 Q3 10Q Hedging Table Collars Fixed-Price Swaps CIG Basis Protection Swaps Weighted Average Contract Price Quantity Quantity (Gas-Mmbtu Weighted Quantity Weighted Fair Value at Commodity/Index (Gas-Mmbtu) Floors Ceilings Oil-Bbls) Average (Gas-Mmbtu) Average September 30, 2010 Natural Gas CIG 10/01 — 12/31/2010 35,710 75 $4. 45 $9. - $- — - $00 $39,774. 01/01 — 03-31/2011 53,565 4.75 9.45 — - — - 00 $49,712. NYMEX 10/01 - 12/31/2010 15,514 5.75 8.30 72,654 6.07 85,961 (1.88) 00 $60,826. 01/01 — 03-31/2011 21,022 5.75 8.30 38,758 6.81 59,780 (1.88) 00 $42,065. 04/01 — 06/30/2011 — - — 113,252 6.78 113,252 (1.88) 00$ 134,793. 07/01 — 12/31/2011 — - — 111,525 6.73 111,525 (1.88) 00 $109,396. 10/01 — 12/31/2011 — - - 108,454 6.78 108,454 (1.88) 00 $68,147. 2012 — 2013 28,595 6.00 8.27 752,556 7.05 781,150 (1.88) 00 $390,256. Total Natural Gas 154,406 1,197,199 1,260,122 00 $894,969. Oil Nymex 1Q 2010 — - - 3,336 92.96 — - 00 $38,984. 2Q 2010 — - — 1,476 70.75 — - 00)$ (17,709. 3Q 2010 — - — 1,487 70.75 - - 00)$ (19,460. 4Q 2010 — - — 1,483 70.75 — - 00)$ (20,589. 2011 — - — 1,503 70.75 — - 00)$ (21,877. Total Oil — 9,285 — $ (40,651.00) Total Natural Gas and Oil 00 $854,318. Source: PDC 2005-A 2010 Q3 10Q 20

Appendix Comparable Historical Cash Flow Metrics Historical Cash Flow Metrics1 Z — Score (2) 2006A 2007A 2008A 2009A 06A — ‘09A PDC 2005-A Distributable Cash Flow $14.7 $6.5 $5.4 $3.8 0.6% Change -142.1% -55.9% -17.1% -28.8% Cabot Oil & Gas Corporation Distributable Cash Flow $587.8 $486.2 $641.6 $599.4 0.1% Change 54.2% -17.3% 32.0% -6.6% Berry Petroleum Co. Distributable Cash Flow $249.1 $297.4 $341.0 $235.6 0.1% Change 36.0% 19.4% 14.7% -30.9% Bill Barrett Corp. Comparable Distributable Cash Flow $256.9 $269.1 $432.5 $408.9 0.2 E&P % Change 29.7% 4.8% 60.7% -5.4% Warren Resources Inc. Companies Distributable Cash Flow $13.4 $24.3 $60.7 $8.9 0.8% Change NMF 81.3% 149.6% -85.4% Gasco Energy Inc. Distributable Cash Flow $10.2 $5.6 $30.6 ($1.7) 1.1% Change 84.1% -45.4% 448.1% -105.5% Double Eagle Petroleum Co. Distributable Cash Flow $9.5 $20.3 $30.2 $22.8 0.4 % Change -17.1% 113.6% 48.5% -24.5% Petroleum Development Corporation Distributable Cash Flow $367.5 $134.2 $322.4 $60.9 0.6% Change 370.2% -63.5% 140.1% -81.1% Breitburn Energy Partners L.P. Distributable Cash Flow $75.3 ($17.0) $569.4 $13.2 1.5% Change 34.1% -122.6% -3451.3% -97.7% EV Energy Partners LP MLPs Distributable Cash Flow $26.7 $33.3 $266.2 $59.2 1.0% Change 8.7% 24.6% 700.1% -77.8% Constellation Energy Partners LLC Distributable Cash Flow $23.6 $38.2 $86.3 $69.5 0.5 % Change 33.4% 62.1% 126.0% -19.5% (1) Distributable Cash Flow — Net Income from Continuing Operations + Depreciation, Depletion and Amortization + Exploration Expense + Deferred Taxes + Stock Based Compensation. (2) Z — Score = Standard Deviation of the set / Arithmetic Mean of the set. Source: Company filings and CapitalIQ. 21

Appendix EBITDA Build-Up Per Reserve Class EBITDA Summary 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Remainder NYMEX Strip — 11/08/2010 West Texas Intermediate ($/BBL) $87.10 $89.39 $91.13 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 $91.52 Henry Hub ($/MMBTU) $4.17 $4.45 $5.06 $5.38 $5.55 $5.55 $5.55 $5.55 $5.55 $5.55 $5.55 $5.55 $5.55 $5.55 $5.55 $5.55 PDP Production Oil (MBBL) 3 15 13 12 10 9 8 7 6 5 4 4 3 3 2 7 Gas (MMCF) 115 607 547 501 464 433 404 378 353 330 309 290 272 252 226 1,683 Total PDP Production (MMCFE) 134 699 626 571 526 489 454 422 390 361 335 312 291 268 239 1,727 100% 802 699 626 571 526 489 454 422 390 361 335 312 291 268 239 PDP Revenues Oil Revenue $252 $1,267 $1,098 $977 $873 $798 $705 $622 $521 $434 $359 $314 $267 $216 $173 $586 Gas Revenue 368 2,112 2,238 2,209 2,124 1,979 1,848 1,728 1,613 1,507 1,409 1,320 1,237 1,146 1,028 7,604 Total PDP Revenue $621 $3,379 $3,336 $3,185 $2,997 $2,777 $2,553 $2,349 $2,134 $1,941 $1,768 $1,634 $1,504 $1,362 $1,201 $8,190 PDP Expenses Ad Valorem Tax $20 $104 $91 $82 $75 $70 $64 $58 $52 $47 $43 $39 $36 $32 $28 $182 Production Tax 9 50 45 41 38 35 33 31 29 27 25 23 22 20 18 $136 Operating Expense 130 756 726 712 695 687 662 636 593 555 520 502 486 453 402 $3,290 Other Expense 6 36 36 36 0 0 99 36 171 135 72 0 108 89 67 $759 G&A Expenses 32 187 185 144 131 152 165 175 183 191 198 205 211 218 223 1,867 PDP EBITDA $423 $2,246 $2,253 $2,171 $2,058 $1,833 $1,531 $1,413 $1,105 $987 $912 $865 $642 $550 $462 $1,956 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Remainder PUD Production Oil (MBBL) 0 4 6 25 35 23 18 15 13 11 10 9 8 8 7 37 Gas (MMCF) 0 13 25 108 132 87 69 58 51 46 41 38 35 32 29 164 Total PUD Production (MMCFE) 0 36 60 260 342 224 175 146 126 112 101 92 85 78 71 388 100% 0 49 80 346 456 298 233 194 168 149 135 123 113 104 95 PUD Revenues Oil Revenue $0 $323 $496 $2,168 $2,997 $1,949 $1,508 $1,249 $1,075 $949 $853 $777 $713 $655 $595 $3,195 Gas Revenue 0 61 131 602 757 501 396 334 292 262 238 218 201 185 168 943 Total PUD Revenue $0 $384 $628 $2,770 $3,754 $2,450 $1,904 $1,583 $1,368 $1,211 $1,091 $995 $913 $840 $763 $4,138 PUD Expenses Ad Valorem Tax $0 $13 $21 $91 $122 $79 $62 $51 $44 $39 $35 $32 $30 $27 $25 $134 Production Tax $0 $1 $2 $8 $10 $7 $5 $4 $4 $3 $3 $3 $2 $2 $2 $11 Operating Expense $0 $16 $23 $25 $31 $31 $46 $60 $88 $113 $136 $146 $154 $172 $182 $1,570 Other Expense $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 G&A Expenses 0 10 18 65 85 70 64 60 59 59 60 61 62 63 66 419 PUD EBITDA $0 $344 $564 $2,581 $3,507 $2,263 $1,728 $1,407 $1,173 $997 $857 $754 $665 $575 $488 $2,003 Note: Operating projections and production figures based on reserve report from Ryder Scott Company Petroleum Consultants provided by Company management. Risking for proven reserves — PDP: 100%, PUD: 75%. 22

Selected PDC 2005-A Historical and Appendix Projected Financial Data Historical & Projected Financial Data (dollars in millions) 5-Year Projected CAGR1 Average 11Mo. ‘05A 2006A 2007A 2008A 2009A 2 Mo. ‘10E 2011E 2012E 2013E 2014E 5 Year Reported Revenue $9.3 $11.6 $16.2 $8.0 $7.4 $3.3 $0.6 $3.8 $4.0 $6.0 $6.8 15.6% Revenue Growth % 39.7% -7.2% -55.9% 1.1% 5.3% 50.2% 13.4% Add: Commodity price risk management (loss) gain, net (0.2) 1.4 (0.7) 3.0 (1.1) 0.1 0.2 0.1 0.1 0.0 Less: Natural Gas and Oil Production Costs (1.5) (1.7) (1.9) (1.9) (1.5) (0.2) (1.0) (0.9) (1.0) (1.0) Less: General & Administrative Expenses (0.6) (0.2) (0.1) (0.3) (0.4) (0.0) (0.2) (0.2) (0.2) (0.2) Less: Accretion of Asset Retirement Obligations (0.0) (0.0) (0.0) (0.0) (0.0) 0.0 0.0 0.0 0.0 0.0 Add: Unrealized loss (gain) on derivative transactions 0.0 (1.0) 1.1 (2.8) 3.6 0.0 0.0 0.0 0.0 0.0 EBITDA $7.9 $9.3 $14.7 $6.5 $5.4 $3.8 $0.5 $2.8 $2.9 $4.8 $5.6 7.7% EBITDA Margin % 85.2% 79.9% 90.3% 80.9% 72.7% 117.6% 76.8% 74.2% 74.1% 81.0% 82.4% Less: Depreciation, Depletion and Amortization (4.4) (6.3) (3.7) (2.9) (3.5) (1.3) (1.2) (1.2) (1.4) (1.8) EBIT $3.8 $4.9 $8.3 $2.7 $2.5 $0.3 ($0.8) $1.6 $1.8 $3.4 $3.8 61.3% EBIT Margin % 40.5% 42.4% 51.2% 34.0% 34.1% 10.6% -135.0% 42.2% 44.8% 56.7% 56.1% Less: Interest Expense, net (0.3) (0.1) (0.1) (0.1) (0.0) 0.0 0.0 0.0 0.0 0.0 Adjusted Pre-tax Income $5.2 $8.4 $2.8 $2.6 $0.4 ($0.8) $1.6 $1.8 $3.4 $3.8 Less: Taxes @ 0.0% 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Net Income $3.9 $5.2 $8.4 $2.8 $2.6 $0.4 ($0.8) $1.6 $1.8 $3.4 $3.8 58.6% Net Income Margin % 41.7% 44.8% 51.9% 35.2% 35.0% 11.6% -135.0% 42.2% 44.8% 56.7% 56.1% (1) CAGR refers to Compound Annual Growth Rate. Source: Historical are from the PDC 2005-A December 31, 2009 Form 10-K and December 31, 2007 Form 10-K. Projections are based on the 2009 Reserve Report from Ryder Scott. 23